SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


          Date of Report (Date of earliest event reported): April 20, 2004
                                                           (April 20, 2004)

                              TrustCo Bank Corp NY


             (Exact name of registrant as specified in its charter)

                                    New York
                 (State or other jurisdiction of incorporation)


                       0-10592                             14-1630287
       ------------------------------------          --------------------------
         (Commission File Number)           (IRS Employer Identification No.)


                  5 Sarnowski Drive, Glenville, New York 12302
               (Address of principal executive offices) (Zip Code)



       Registrant's telephone number, including area code: (518) 377-3311
                                                            --------------

TrustCo Bank Corp NY


Item 5.           Other Events

                  Two press releases were issued on April 20, 2004, discussing first quarter results for 2004. Attached are the press releases labeled as exhibit 99(a) and 99(b).




Item 7            (c) Exhibits


                  Reg S-K Exhibit No.      Description
                           99(a)           One page press  release  dated April
                                           20, 2004, with first quarter 2004
                                           results.

                           99(b) Press release dated April 20, 2004, with first quarter 2004 results.




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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated: April 20, 2004

                                   TrustCo Bank Corp NY
                                  (Registrant)


                                   By:/s/ Robert T. Cushing
                                 ----------------------------
                                      Robert T. Cushing
                                      Executive Vice President and
                                      Chief Financial Officer





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                                 Exhibits Index


The following exhibits are filed herewith:


Reg S-K Exhibit No.        Description                                 Page
------------------         ------------------------------            --------
         99(a)             One page press release dated April 20,
                           2004, highlighting first quarter 2004 results.  5

         99(b)             Press release dated April 20, 2004,
                           highlighting first quarter 2004 results.        6





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




TRUSTCO                                                     Exhibit 99 (a)
Bank Corp NY                                                News Release
------------------------------------------------------------------------------
192 Erie Boulevard, Schenectady, New York, 12305
(518) 377-3311  Fax:  (518) 381-3668

Subsidiary:  Trustco Bank                                NASDAQ -- TRST

Contact:     Robert M. Leonard
             Vice President
             (518) 381-3693

Glenville, New York - April 20, 2004

FOR IMMEDIATE RELEASE:

TrustCo Bank Corp NY
(dollars in thousands, except per share data)         2004                2003
                                                      ------------------------

Three Months Ended
         March 31:
         Net Income                          $      14,133              13,192
         Provision for Loan Losses                     150                 300

Average Equivalent Shares Outstanding:
         Basic                                  74,129,000           74,248,000
         Diluted                                75,075,000           75,185,000

         Net Income per Share:
         Basic                              $        0.191                0.178
         Diluted                                     0.188                0.175

Period End:
Total Assets                                    $2,900,855            2,712,134
Total Nonperforming Loans                            3,129                5,505
Total Nonperforming Assets                           3,129                5,591
Allowance for Loan Losses                           48,110               51,017
Allowance as a Percentage
  of Total Loans                                      4.13%                3.79%




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





TRUSTCO                                                       Exhibit 99 (b)
Bank Corp NY                                                  News Release
-------------------------------------------------------------------------------
192 Erie Boulevard, Schenectady, New York, 12305
(518) 377-3311  Fax:  (518) 381-3668

Subsidiary:  Trustco Bank                                      NASDAQ -- TRST


Contact:   Robert M. Leonard
           Vice President
           (518) 381-3693

FOR IMMEDIATE RELEASE

                 TRUSTCO ANNOUNCES RECORD FIRST QUARTER RESULTS


Glenville,  New York - April 20, 2004 - TrustCo Bank Corp NY  (TrustCo,  Nasdaq:
TRST) today announced record first quarter results for 2004. The record results continue the outstanding results posted for the full year 2003. Net income for the first quarter was $14.1 million, compared to $13.2 million for 2003, an increase of 7.1%. Diluted earnings per share was $0.188 for the first quarter of 2004 compared to $0.175 for 2003, an increase of 7.4%. Return on average equity and return of average assets were 27.30% and 2.04%, respectively, compared to 26.18% and 1.99% for the first quarter of 2003.

Our focus on expense controls produced a first quarter efficiency ratio of 38.87% compared to 38.55% in the first quarter of 2003. Robert J. McCormick, President and Chief Executive Officer commented: "Our position as an industry leader in this essential measurement continues. We emphasize this and other fundamentals in a very disciplined manner. At the same time, we were able to take advantage of market opportunities that produced strategic growth in the balance sheet."

Commenting on the strong results, Mr. McCormick said: "We are delighted by the first quarter's results, and expect that 2004 will be another record year for TrustCo."

TrustCo is a $2.8 billion bank holding company and through its subsidiary, Trustco Bank, operates 69 offices in New York, Vermont, and Florida. In addition, the Bank operates a full service Trust Department that has $961 million of assets under management. The common shares of TrustCo are traded on the Nasdaq National Market tier of the Nasdaq Stock Market under the symbol TRST.


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


TRUSTCO BANK CORP NY
GLENVILLE, NY

FINANCIAL HIGHLIGHTS

(dollars in thousands, except per share data)
                                                                                    Three Months Ended
                                                                    03/31/2004            12/31/2003              03/31/2003
Summary of operations
   Net interest income (TE)                                            $26,388                26,869                  25,630
   Provision for loan losses                                               150                   300                     300
   Net securities transactions                                           4,186                  (259)                  3,096
   Noninterest income                                                    4,535                 4,349                   4,754
   Noninterest expense                                                  12,508                11,639                  12,669
   Net income                                                           14,133                12,144                  13,192

Per common share
   Net income per share:
          - Basic                                                       $0.191                 0.163                   0.178
          - Diluted                                                      0.188                 0.161                   0.175
   Cash dividends                                                        0.150                 0.150                   0.150
   Tangible Book value at period end                                      3.15                  3.06                    3.12
   Market price at period end                                            13.46                 13.15                    9.63

At period end
   Full time equivalent employees                                          490                   488                     472
   Full service banking offices                                             69                    69                      63

Performance ratios
   Return on average assets                                               2.04 %                1.78                    1.99
   Return on average equity (1)                                          27.30                 25.31                   26.18
   Efficiency (2)                                                        38.87                 37.57                   38.55
   Net interest spread (TE)                                               3.75                  3.86                    3.69
   Net interest margin (TE)                                               3.95                  4.08                    3.96
   Dividend payout ratio                                                 78.65                 91.61                   84.14

Capital ratios at period end (3)
   Total equity to assets                                                 7.27 %                7.45                    7.75
   Tier 1 risk adjusted capital                                          16.44                 16.54                   15.63
   Total risk adjusted capital                                           17.72                 17.82                   16.91

Asset quality analysis at period end
   Nonperforming loans to total loans                                     0.27 %                0.28                    0.41
   Nonperforming assets to total assets                                   0.11                  0.12                    0.21
   Allowance for loan losses to total loans                               4.13                  4.17                    3.79
   Coverage ratio (4)                                                     15.4 X                15.0                     9.3

(1)  Average equity excludes the effect of the market value adjustment for securities available for sale.
(2)  Calculated as noninterest expense (excluding ORE income/expense, amortization of intangibles and any unique charges) divided by taxable equivalent net interest income plus noninterest income (excluding net securities transactions).
(3)  Capital ratios exclude the effect of the market value adustment for securities available for sale.
(4)  Calculated as allowance for loan losses divided by total nonperforming loans.
TE = Taxable equivalent.

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


CONSOLIDATED STATEMENTS OF FINANCIAL CONDITION
(dollars in thousands)


                                                                      03/31/2004            12/31/2003              03/31/2003


ASSETS

  Loans, net                                                          $1,115,076             1,113,527               1,295,058
  Securities available for sale                                        1,291,674             1,176,926                 763,932
  Federal funds sold and other short-term investments                    357,314               355,257                 538,120
                                                                  -------------------    ------------------   ---------------------

     Total earning assets                                              2,764,064             2,645,710               2,597,110

  Cash and due from banks                                                 69,970                56,425                  51,200
  Bank premises and equipment                                             20,212                20,168                  19,199
  Other assets                                                            46,609                55,816                  44,625
                                                                  -------------------    ------------------   ---------------------

     Total assets                                                     $2,900,855             2,778,119               2,712,134
                                                                  ===================    ==================   =====================

LIABILITIES
  Deposits:
     Demand                                                             $198,119               197,116                 184,376
     Interest-bearing checking                                           320,373               334,038                 313,021
     Savings                                                             795,517               780,862                 747,249
     Money market                                                        164,746               159,645                 149,422
     Certificates of deposit (in denominations of $100,000 or more)      173,746               170,423                 140,007
     Other time deposits                                                 783,930               777,726                 766,341
                                                                  -------------------    ------------------   ---------------------

       Total deposits                                                  2,436,431             2,419,810               2,300,416

  Short-term borrowings                                                  102,785                90,608                 144,479
  Long-term debt                                                             191                   239                     381
  Other liabilities                                                      127,232                40,700                  34,668
                                                                 -------------------    ------------------   ---------------------

     Total liabilities                                                 2,666,639             2,551,357               2,479,944

SHAREHOLDERS' EQUITY                                                     234,216               226,762                 232,190
                                                                 -------------------    ------------------   ---------------------

     Total liabilities and
       shareholders' equity                                           $2,900,855             2,778,119               2,712,134
                                                                  ===================    ==================   =====================

Number of common shares
  outstanding, in thousands                                               74,322                73,946                  74,278


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


CONSOLIDATED STATEMENTS OF INCOME
(dollars in thousands, except per share data)

                                                                                        Three Months Ended
                                                                      03/31/2004            12/31/2003              03/31/2003

Interest income
     Loans                                                               $18,781                19,414                  24,586
     Investments                                                          14,434                14,456                   9,160
     Federal funds sold and other short term investments                   1,194                 1,074                   1,655
                                                                  -------------------    ------------------   ---------------------

          Total interest income                                           34,409                34,944                  35,401

Interest expense
     Deposits                                                              9,165                 9,236                  11,353
     Borrowings                                                              181                   143                     353
                                                                  -------------------    ------------------   ---------------------

          Total interest expense                                           9,346                 9,379                  11,706
                                                                  -------------------    ------------------   ---------------------

          Net interest income                                             25,063                25,565                  23,695

Provision for loan losses                                                    150                   300                     300
                                                                  -------------------    ------------------   ---------------------

          Net interest income after
            provision for loan losses                                     24,913                25,265                  23,395

Net securities transactions                                                4,186                  (259)                  3,096
Noninterest income                                                         4,535                 4,349                   4,754
Noninterest expense                                                       12,508                11,639                  12,669
                                                                  -------------------    ------------------   ---------------------

Income before income taxes                                                21,126                17,716                  18,576
Income tax expense                                                         6,993                 5,572                   5,384
                                                                  -------------------    ------------------   ---------------------

Net income                                                               $14,133                12,144                  13,192
                                                                  ===================    ==================   =====================


Net income per share:
          - Basic                                                         $0.191                 0.163                   0.178
          - Diluted                                                        0.188                 0.161                   0.175

Avg equivalent shares outstanding, in thousands:
          - Basic                                                         74,129                74,329                  74,248
          - Diluted                                                       75,075                75,384                  75,185
                                                                  ===================    ==================   =====================


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

CONSOLIDATED AVERAGE STATEMENTS OF FINANCIAL CONDITION
(in thousands)

                                                                                       Three Months Ended
                                                                      03/31/2004            12/31/2003              03/31/2003

Total assets                                                          $2,781,764             2,713,458               2,690,016
Shareholders' equity                                                     230,402               210,678                 231,836
Total loans                                                            1,162,611             1,175,893               1,384,910
Securities available for sale                                          1,065,578             1,039,021                 647,942
Interest-earning assets                                                2,666,318             2,635,065               2,573,408
Interest-bearing deposits                                              2,226,022             2,200,441               2,099,877
Interest-bearing liabilities                                           2,325,874             2,277,191               2,248,579
Demand deposits                                                          195,052               196,360                 173,436



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